_______________________________________________________________________

                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                    __________

                                   SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
                      of the Securities Exchange Act of 1934
                                    __________


        Filed by the Registrant [ X ]
        Filed by a Party other than the Registrant [    ]
        Check the appropriate box:
             [    ]    Preliminary Proxy Statement
             [ X  ]    Definitive Proxy Statement
             [    ]    Definitive Additional Materials
             [    ]    Soliciting Material Pursuant to Rule 14a-11(c) or
                    Rule 14a-12
             [    ]    Confidential, For Use of the Commission Only (as
                    permitted by Rule 14a-6(e)(2))

                                 HOLOMETRIX, INC.
                 (Name of Registrant as Specified In Its Charter)

        (Name of Person(s) Filing Proxy Statement, if Other than the
        Registrant)

        Payment of Filing Fee (Check Appropriate Box)
             [ X ]     No fee required.
             [   ]     Fee computed on table below per Exchange Act Rules
                   14a-6(i)(1) and 0-11.

                  1) Title of each class of securities to which transaction
                       applies:

                  2) Aggregate number of securities to which transaction applies:

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  4)   Proposed maximum aggregate value of transaction:

                  5)   Total fee paid:
             [    ]    Fee paid previously with preliminary materials.
             [    ]    Check box if any part of the fee is offset as
                       provided by
                         Exchange Act Rule 0-11(a)(2) and identify the
                       filing for
                         which the offsetting fee was paid previously.
                       Identify
                         the previous filing by registration statement
                       number, or
                         the Form or Schedule and the date of its filing.
                       1)   Amount Previously Paid:
                       2)   Form, Schedule or Registration Statement No.:
                       3)   Filing Party:
                       4)   Date Filed:

        _______________________________________________________________________







                                           February 14, 1997


        Dear Stockholder:

             On behalf of our entire Board of Directors, I cordially invite you to attend our Annual Meeting of Stockholders on Thursday, March 13, 1996. Information concerning the formal matters to be acted on at the meeting is contained in the accompanying Notice of Meeting and Proxy Statement. Along with this Proxy Statement we are also enclosing the 1996 Annual Report which describes our instrumentation and testing services businesses, and our financial results for the past two years. At the meeting, we plan to discuss the results of our operations during fiscal year 1996 and our outlook for the Company in fiscal year 1997. We will also answer any questions you may have.

             As you may know, Holometrix completed the acquisition of another materials analysis company, The Nametre Company, on September 30, 1996. Nametre manufactures and markets on-line and laboratory viscosity analyzers sold primarily to the chemical, petrochemical and refining industries. The company believes that the inclusion of Nametre in fiscal 1997 should result in substantial revenue growth. During fiscal 1996, Holometrix continued to be profitable, although narrowly so. The loss of a large government contract impacted results negatively, most particularly in the first half of the year. Performance in the second half of the year was stronger, and was enhanced by the introduction of a new product, the Lambda 2000 heat flow meter.

             We look forward to personally greeting as many of our shareholders as will be able to attend the meeting. Whether or not you expect to attend the meeting, please take a moment now to complete, sign and date the enclosed proxy and return it in the postage-paid envelope we have provided. If you attend the meeting, you may vote in person if you wish, even though you have previously returned your proxy, provided you give written notice of the revocation of your proxy to the Corporate Secretary.

             Thank you for your continued interest in Holometrix; it is appreciated. I look forward to seeing you at our annual meeting.

                                           Sincerely yours,

                                           /s/ John E. Wolfe

                                           John E. Wolfe
                                           President and Chief Executive
                                           Officer




                               HOLOMETRIX, INC.
             25 Wiggins Avenue, Bedford, Massachusetts 01730-2323

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On March 13, 1997

      Notice is hereby given that the Annual Meeting of Stockholders of Holometrix, Inc. (the "Company") will be held on Thursday, March 13, 1997, at 11:30 a.m., at the offices of the Company, 25 Wiggins Avenue, Bedford, Massachusetts, to consider and act upon the following matters:

            1. To fix the number of directors at four and to elect four directors to hold office for the ensuing year.

            2. To approve the selection by the Board of Directors of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending September 30, 1997.

            3. To transact such other business as may properly come before the meeting or any adjournments of the meeting.

      Stockholders of record of the Company as of the close of business on January 31, 1997 are entitled to notice of and to vote at the meeting and any adjournment thereof.

      All stockholders are cordially invited to attend the meeting.

                                     By Order of the Board of Directors

                                     /s/ David J. Brown

                                     David J. Brown, Secretary

Bedford, Massachusetts
February 14, 1997

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.




                               HOLOMETRIX, INC.
             25 Wiggins Avenue, Bedford, Massachusetts 01730-2323

                                PROXY STATEMENT
                                      for
           Annual Meeting of Stockholders to be held March 13, 1997

      The Annual Meeting of Stockholders of Holometrix, Inc., a Delaware corporation (the "Company"), will be held Thursday, March 13, 1997, for the purposes set forth in the accompanying Notice of Annual Meeting. This statement is furnished in connection with the solicitation of proxies by the Board of Directors to be used at such meeting and at any and all adjournments thereof and is first being sent to stockholders on or about February 14, 1997. Any stockholder executing and returning a proxy in the enclosed form has the power to revoke such proxy at any time prior to the voting thereof by written notice to the Company, by executing a later dated proxy or by appearing and voting at the meeting.

      At the Annual Meeting, action is to be taken on (a) the election of a Board of Directors; (b) the ratification of the selection of independent accountants, and (c) transaction of such other business as may properly come before the meeting.

      All shares represented at the meeting by proxies in the accompanying form will be voted provided that such proxies are properly signed. In cases where a choice is indicated, the shares represented will be voted in accordance with the specifications so made. In cases where no specifications are made, the shares represented will be voted for the election of directors and for the ratification of the selection of independent accountants.

      The Company will pay all costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers and regular employees of the Company may also solicit proxies by telephone or personal interview. The Company expects to request brokers and nominees who hold stock in their names to furnish this proxy material to their customers and to solicit proxies from them, and will reimburse such brokers and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith.


                                 VOTING RIGHTS

The Board of Directors has fixed January 31, 1997 as the record date for determination of stockholders entitled to vote at the Annual Meeting. At the close of business on January 31, 1997 there were outstanding and entitled to vote 22,296,878 shares of Common Stock of the Company. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a plurality of the shares of Common Stock present or represented at the meeting is required for the election of directors. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the meeting, however, an abstention from voting or a broker non-vote has no effect on the election of directors.




                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth, as of December 15, 1996, to the knowledge of the Company, the ownership of the Company's 22,296,878 outstanding shares of Common Stock by (i) each person who is known by the Company to own of record or beneficially more than five percent (5%) of the outstanding shares of the Company's Common Stock, (ii) each of the Company's Directors and executive officers, and (iii) all Directors and officers as a group. Except as otherwise indicated, to the knowledge of the Company, the stockholders listed below have sole voting and investment power with respect to the shares indicated.

 Name and Address                          Number of Shares        Percentage
 of Beneficial Owner                                               Beneficially
 Owned of Class1

 Tytronics Incorporated2                   14,960,244               67.1%
 25 Wiggins Avenue
 Bedford, MA 01730-2323

 Bantam Group, Inc.3                        1,435,000                6.4%
 50 Bay Colony Drive
 Westwood, MA 02090

 John E. Wolfe                                200,0004               1.2%

 Richard Mannello                             300,0004                *

 Joaquim S.S. Ribeiro                         150,0004                *

 Salvatore J. Vinciguerra                     150,0004                *

 All Officers and Directors
 as a group (4 persons)                    17,195,244               75.9%

 _____________________________

 1Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days of this statement pursuant to the exercise of presently exercisable or outstanding options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

 2Joseph J. Caruso and John E. Wolfe, directors of the Company, are also directors of Tytronics Incorporated.

 3Joseph J. Caruso, a director of the Company, is also president of Bantam Group, Inc., and has sole voting and investment power with respect to the 1,435,000 shares of Common Stock owned by Bantam Group, Inc.

 4Issuable upon the exercise of currently outstanding stock options.

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC").




Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. All requirements for officers and directors of the Company to file Section 16(a) reports have been met for the fiscal year ended September 30, 1996. The information set forth above is based solely on the Company's review of the copies of such forms received by it or written representations from certain reporting persons.


                             ELECTION OF DIRECTORS

      The persons named in the proxy will vote, as permitted by the By-laws of the Company, to fix the number of directors at four and to elect as directors the four nominees named below, unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld. The proxy may not be voted for more than four directors. All of the nominees are presently directors of the Company.

      Each director will be elected to hold office until the next annual meeting of stockholders and until his successor is elected and qualified. If a nominee becomes unavailable, the person acting under the proxy may vote the proxy for the election of a substitute. It is not presently contemplated that any of the nominees will be unavailable.

The following table sets forth the name of each nominee and the positions and offices held by him, his age, the year in which he became a director of the Company, his principal occupation and business experience for the last five years, the names of other companies in which he serves as a director and the number of shares of Common Stock of the Company which he reported were beneficially owned by him as of December 15, 1996:


Joseph J. Caruso, age 53                       1,435,0001            6.4%
Mr. Caruso has been a Director of the
Company since November of 1994 and was
Acting President of the Company from June of 1993 until February of 1995. Mr. Caruso is also President of Bantam Group, Inc., a business advisory organization founded in
1986. Mr. Caruso has 20 years of general management, marketing, and financial experience in several high technology companies, including marketing, manufacturing and financial roles at
Teradyne, Inc., a manufacturer of automatic test systems, corporate planning at Autex, Inc., a provider of block trading information for brokers and institutions, and President and CEO of Cyborg Corporation, a supplier of laboratory and factory automation systems. Mr. Caruso is presently a member of the board of directors of Haymarket Bank, Tytronics Incorporated, a manufacturer of process monitoring instrumentation and Boston Restaurant
Associates, owner and operator of Italian restaurants and pizzerias. Mr. Caruso holds a B.S. in Electrical Engineering from Northeastern University and a Master of Business Administration degree from The
Harvard Business School.



Joaquim S. S. Ribeiro, age 60                   150,0002             *
Mr. Ribeiro has been a Director of the
Company since November of 1994. Mr. Ribeiro is a self-employed management consultant, and is a director of Health Source ("CMHC"), and the Bank of Boston - Worcester,
Massachusetts, regional board. From 1992 to 1993, he served as vice-chairman of Multibank Financial Corp., a public bank holding company now part of Bank of Boston, and as interim president of CMHC. From 1989 to 1992, he served as general manager of the law firm of Bowditch and Dewey, and previously was vice president and treasurer of the Worcester Polytechnic Institute. Mr.
Ribeiro holds a B.S. in Aeromechanics from Worcester Polytechnic Institute and a Master of Business Administration in Economics and Finance from Clark University.





Salvatore J. Vinciguerra, age 58                150,0002             *
Mr. Vinciguerra has been a Director of the Company since February of 1995. He has been President and Chief Operating Officer of
Ferrofluidics Corporation since January of
1995 and Chief Executive Officer and a
director since June of 1996.  From 1991
until 1994, Mr. Vinciguerra served as
President and Chief Executive Officer of
Staveley, Inc., the U.S. operating arm of Staveley Industries, plc. From 1985 until
1989, he served as President and Chief
Operating Officer of Instron Corporation, which he initially had joined in 1969. Mr.
Vinciguerra is also a member of the board of directors of Lytron Corporation, the Japan
Society of Boston and Children's Museum of
Boston.  Mr. Vinciguerra holds a B.S. in
Engineering from Princeton University and a Master of Business Administration degree from The Harvard Business School.

John E. Wolfe, age 58                           200,0002             *
Mr. Wolfe joined the Company as a Director in November of 1994 and was elected
President and Treasurer of the Company in February of 1995. Since 1987, Mr. Wolfe has also been President, Chief Executive Officer and a director of Tytronics Incorporated, a manufacturer and marketer of on-line chemical analyzers for the process and environmental markets. Previously, Mr.
Wolfe was employed by EG&G's Fluid
Components Technology Group, serving as
Senior Vice President, Western Hemisphere
Operations, and Vice President and General
Manager, Engineered Products Division.  Mr.
Wolfe is also a Director of Colorado
MEDTech, in Boulder, Colorado, a publicly held medical products company. He is also
Chairman of the Board of Trustees of Bryant
College in Smithfield, Rhode Island, and a member of the Executive Committee of the M.I.T. Enterprise Forum of Cambridge. Mr.
Wolfe holds a B.S. in Electrical Engineering from Worcester Polytechnic Institute, an
S.M. from the Massachusetts Institute of Technology as a Sloan Fellow, and he has completed the Advanced Management Program at the Harvard Business School.

_____________________________

1Mr. Caruso is the president of Bantam Group, Inc., and may therefore be deemed to share beneficial ownership of the 1,435,000 shares owed by Bantam Group, Inc.

2Issuable upon the exercise of currently outstanding stock options.

*Less than 1%.
Information as to Other Executive Officers

      Executive officers are elected by the Board of Directors and hold office until their successors are chosen and qualified, subject to earlier removal by the Board of Directors. During fiscal 1996, there were no executive officers of the Company other than those who served as directors.

Board Meetings and Committees of the Board

      The Board of Directors met five times during fiscal 1996. No director attended fewer than 75% of the total number of meetings of the Board and Committees on which such director served.

Audit Committee

      Messrs. Ribeiro and Vinciguerra constitute the membership of the Board's Audit Committee, which met one time during fiscal year 1996. The Audit Committee (1) recommends to the Board of Directors the firm of independent accountants which is to be engaged to audit the books of account and other corporate records of the Company, (2) reviews with the independent accountants the scope of their audit with particular emphasis on the areas to which either the Committee or the independent accountants believe special attention should be directed, (3) reviews the recommendations of the independent accountants regarding internal controls and other matters, and (4) makes reports, whenever deemed advisable, to the Board of Directors with respect to the internal control and accounting practices of the Company.

Compensation Committee

      Mr. Caruso and Edward J. Stewart, III, a director of the Company during fiscal 1996, constituted the membership of the Board's Compensation Committee during fiscal 1996. The Compensation Committee met one time during fiscal year 1996. The Compensation Committee reviews and recommends changes in the salaries of officers and employees, and advises upon the compensation and stock option plans in which the directors, officers and employees of the Company are eligible to participate.

Board of Directors Compensation

      During fiscal 1996, the Company did not pay directors for their Board or Committee services. However, the Company pays non-employee directors the sum of $2,000 per year in lieu of expense reimbursement associated with attending directors' meetings. In addition, non-employee directors have in the past been granted options to purchase shares of the Company's Common Stock. During fiscal year ended September 30, 1995, each of Joaquim S.S. Ribeiro and Salvatore J. Vinciguerra were granted options to purchase 150,000 shares of the Company's Common Stock at an exercise price of $.03 per share. Such options vest over a period of four years and are exercisable for five years from the date of grant.

Executive Compensation

      The following table sets forth certain information with respect to the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended September 30, 1996, September 30, 1995 and September 30, 1994, of those persons who were (i) the Company's chief executive officer during the fiscal year ended September 30, 1996, and
(ii) other executive officers of the Company, as of September 30, 1996, who received total cash and bonus compensation in excess of $100,000 (the "Named Officers") during fiscal 1996.


                                      Other                Securities   All
Name and                              Compen-  Restricted  Underlying   Other
Principal              Salary  Bonus  sation   Stock       Options      Compen-
Position         Year    ($)   ($)      ($)1   Award ($)   SARs(#)2     sation

John E. Wolfe    1996  52,000  0      0        n/a         n/a          n/a
President, CEO
and Treasurer

John E. Wolfe    1995  33,333  0      0        n/a         200,000      n/a
President, CEO
and Treasurer

Joseph J. Caruso 1995  0       0      36,000   n/a         n/a          n/a
Acting President
and CEO

Joseph J. Caruso 1994  0       0      60,000   n/a         n/a          n/a
Acting President
and CEO

_______________________

1Includes consulting fees paid and accrued to Bantam Group, Inc. Mr. Caruso is President of Bantam Group, Inc.

2Represents the grant of an option to purchase 200,000 shares of the Company's common stock which vests over a period of four years.


      The Company did not grant any stock options or appreciation rights to the executives named in the Summary Compensation Table above during fiscal year 1996.




      The following table sets forth information concerning option exercises during fiscal 1996 and the value of unexercised options as of September 30, 1996. No options were exercised during fiscal year 1996 by any of the Company's executive officers named in the compensation table.

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values

                                                              $Value of
                                            #Unexercised      Unexercised
                                            Options at        Options at
               Shares                       Sept.30, 1996     Sept. 30, 1996
               Acquired on   $ Value        (Exercisable/     (Exercisable/
Name           Exercise      Realized       Unexercisable)    Unexercisable)1

John E. Wolfe      0           $0         200,000/200,000       $0

Joseph J. Caruso   0           $0                0              $0

_______________________
1Value is based on the difference between option exercise price and the fair market value at fiscal 1996 year end, multiplied by the number of shares underlying the option.
_______________________


                     INTEREST OF MANAGEMENT AND OTHERS IN
                    CERTAIN TRANSACTIONS AND RELATIONSHIPS


      The Company and Bantam Group, Inc. ("Bantam") are parties to a consulting agreement effective June 6, 1993, which continues month-to-month unless terminated by either party on thirty days' notice. Pursuant to this Agreement, Bantam was paid $5,000 per month from June 1993 to January 1995, $2,000 per month from February 1995 to October 1995 and $1,500 per month thereafter. Mr. Caruso, a director of the Company, is president of Bantam.

      Pursuant to a Conversion of Debt and Contribution to Capital Agreement dated November 10, 1994 between the Company and Corning Partners, III, L.P., Corning Partners III, L.P. converted $315,000 of existing promissory notes, plus $59,205 of accrued interest on all such outstanding notes, into 1,663,140 shares of the Company's Common Stock. Edward J. Stewart, III, a Director of the Company during fiscal 1996, was the president and a director of Corning Capital Corporation, the management company serving Corning Partners II, L.P., and a general partner of Corning Partners II, L.P. Also on November 10, 1994, the Company entered into an Accrued Interest Conversion Agreement with Bayard Henry, a former 5% stockholder of the Company, pursuant to which Mr. Henry converted interest on $50,000 of the 10% subordinated notes then held by Mr. Henry, totaling $8,292, into 36,860 shares of the Company's Common Stock.

      Pursuant to a Purchase Agreement dated November 25, 1994 (the "Purchase Agreement"), Tytronics Incorporated ("Tytronics") acquired all of the Common Stock of the Company owned by Corning Partners II, L.P., Corning Partners III, L.P., Bayard Henry, and Edward J. Stewart, III, consisting of an aggregate 8,960,244 shares of the Company's Common Stock at the time representing 55% of the shares of the Company's outstanding voting securities. In connection with the Purchase Agreement, Tytronics also acquired $220,000 of the 10% Demand Subordinated Notes of the Company then held by Corning




Partners III, L.P. and Bayard Henry. In addition, pursuant to a Loan Agreement dated November 29, 1994 (the "Loan Agreement"), the Company paid $55,000 to Tytronics which was used to retire a portion of the $220,000 10% Demand Subordinated Notes acquired by Tytronics from previous holders, and the $165,000 balance of these notes was converted into a 3-year note, with annual principal payments of $55,000, plus interest at 10% per annum, due October 31 of each year. Pursuant to the Loan Agreement, Tytronics also provided the Company with a $150,000 demand loan, the proceeds of which were used to pay the remaining indebtedness owed Corning Partners II, L.P., Corning Partners III, L.P., and Mr. Henry.

      As a result of the transaction described above, all previously outstanding shares of the Company's Series A and B Preferred Stock were converted into Common Stock, and all of the Company's indebtedness to the Corning partnerships and Mr. Henry have either been converted to Common Stock, paid in full, or purchased by Tytronics. As of September 30, 1995, the Company held notes payable to Tytronics totaling $165,000, of which $55,000 was a current liability, and $110,000 was a long-term liability on the Company's balance sheet at September 30, 1995. Immediately prior to the effectiveness of the Purchase Agreement with Tytronics, the Corning partnerships and Messrs. Stewart and Henry effectively held 8,960,244 shares of the Company's Common Stock, or 55% of the Company's outstanding voting securities, which were exchanged for 30,000 shares of Tytronics common stock, $.01 par value. In connection with the transaction described above, Joseph J. Caruso, Joaquim S.S. Ribeiro, and John E. Wolfe were also elected as additional directors of the Company.

      Effective September 30, 1996, the Company acquired One Hundred Twenty Thousand (120,000) shares (the "Shares") of common stock, $0.013 par value, of National Metal Refining Company ("Nametre") for cash of $225,000, notes payable of $75,000, and acquisition costs. The Company raised the funds to acquire the Shares from Nametre by issuing Six Million (6,000,000) shares of the Company's common stock, $0.01 par value, to Tytronics at a purchase price of Five Cents ($0.05) per share. Joseph J. Caruso, a director of the Company, is also a director of Nametre. Messrs. Caruso and Wolfe, directors of the Company, are also directors of Tytronics. In addition, Mr. Caruso is the president of Bantam, which is a stockholder of the Company and Nametre and has entered into consulting agreements with Nametre and the Company.

      The Company and Tytronics share operating facilities at 25 Wiggins Avenue, Bedford, Massachusetts. The Company and Tytronics allocate rental expense associated with the facility based on the square footage occupied by each company. This arrangement currently results in the payment by Tytronics to the Company of approximately $3,000 per month for the occupancy by Tytronics of a portion of the Company's leased facilities. The Company and Tytronics also share other operating and administrative costs based on estimated usage. During the fiscal years ended September 30, 1996, and 1995, this informal agreement resulted in the payment of approximately $80,000 and $68,000, respectively, by the Company to Tytronics for such operating and administrative costs.

      During the fiscal year ended September 30, 1996, the Company and Tytronics were also parties to various informal working capital agreements pursuant to which Tytronics provided working capital financing to the Company on a short-term basis. Such working capital advances are limited by the Company's Silicon Valley Bank agreement to $50,000 at any one time. These advances are payable on demand with 10% interest. As of fiscal year end, September 30, 1996, $20,000 was due to Tytronics by the Company under these arrangements. During fiscal year 1996 and 1995, the Company borrowed an aggregate of $130,000 and $111,000, including interest, from Tytronics under these arrangements. Also during fiscal year 1996, the Company restructured its existing debt to Tytronics by extending the due date for an aggregate of $155,000 of existing debt in exchange for the issuance of




warrants to Tytronics to purchase 1,000,000 and 1,100,000 shares of the Company's common stock at warrant exercise prices of $.05 and $.10 per share, respectively.


                             APPROVAL OF AUDITORS

      The Board of Directors has selected the firm of BDO Seidman LLP, independent public accountants, as auditors of the Company for the fiscal year ending September 30, 1996, and is submitting the selection to stockholders for approval. Representatives of BDO Seidman LLP are expected to be present at the Annual Meeting of Stockholders. They will have an opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.


                                 OTHER MATTERS

      The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

      Proposals of stockholders intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company at its principal office in Bedford, Massachusetts, not later than September 18, 1997, for inclusion in the proxy statement for that meeting.





                               HOLOMETRIX, INC.
                   25 WIGGINS AVENUE, BEDFORD, MA 01730-2323

                                     PROXY

                       THIS PROXY IS SOLICITED ON BEHALF
                 OF THE BOARD OF DIRECTORS OF HOLOMETRIX, INC.

The undersigned stockholder of Holometrix, Inc. (the "Company") hereby appoints John E. Wolfe and David J. Brown, and each of them, with full power of substitution, proxies for the undersigned and authorizes them to represent and vote, as designated, all of the shares of stock of the Company which the undersigned may be entitled to vote at the annual meeting of the stockholders of the Company to be held at the offices of the Company, 25 Wiggins Avenue, Bedford, Massachusetts on Thursday, March 13, 1997, and at any adjournment or postponement of such meeting, for the following purposes and with discretionary authority as to any other matter that may properly come before the meeting, all in accordance with and as described in the Notice and accompanying Proxy Statement. If no direction is given, this proxy will be voted FOR proposals 1 and 2.

      Proposal (1):  Fix the number of Directors at four.

            FOR ___           AGAINST ___       ABSTAIN ___

            Elect Directors
      ___   Grant AUTHORITY to vote ___   WITHHOLD AUTHORITY
            for all nominees (except                  to vote for all nominees
            as otherwise specified below).

            Director Nominees:      Joseph J. Caruso, Joaquim S.S. Ribeiro,
                                    John E. Wolfe and
                                    Salvatore Vinciguerra

      (INSTRUCTIONS: To withhold authority to vote for any nominees print the name of such nominees on the space provided below).


      ________________________________________________________


      Proposal (2): Approval of the selection of BDO Seidman, LLP as independent auditors.

            FOR ___           AGAINST ___       ABSTAIN ___

                              Date__________________, 1997

                              _______________________________________

                              _______________________________________
                                    (Signature of Stockholder)
                              Please sign exactly as your name appears.
                              If acting as attorney, executor, trustee or in other representative capacity, sign name and title.